EXHIBIT 99.2

                               EMERSON RADIO CORP
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emerson Radio Corp. (the "Company") on Form 10-Q for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Kenneth A. Corby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and result of operations of the Company.


Dated: February 10, 2003

                                              /s/ Kenneth A. Corby
                                                  Kenneth A. Corby
                                                  Chief Financial Officer